                                  DODGE & COX


                                  Income Fund

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                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

                            For Fund literature and
                           information, please call:
                                 (800) 621-3979
       -----------------------------------------------------------------

                   This report is submitted for the general
                 information of the shareholders of the Fund.
                The report is not authorized for distribution
                 to prospective investors in the Fund unless
                 it is accompanied by an effective prospectus.

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                                  DODGE & COX


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                                  Income Fund

                                Established 1989

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                                Quarterly Report
                                 March 31, 1997

                                     1997
--------------------------------------------------------------------------------

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

Fellow Shareholders
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The Dodge & Cox Income Fund had a total return of -0.8% for the quarter ended
March 31, 1997.  The total return for the Lehman Brothers Aggregate Bond Index
(LBAG) was -0.6% for the same period. Average annual total returns for longer time periods are summarized on page three of this report.

The Federal Reserve Moves to Raise Rates

The first quarter of 1997 was marked by rising interest rates and a corresponding decline in bond prices. Interest rates rose partly in response to: perceptions of an accelerating U.S. economy, hints by Federal Reserve Chairman Alan Greenspan of the likelihood of a Federal Funds rate increase, and the Fed's actual 25 basis point (one basis point equals 1/100th of one percent) hike in the Federal Funds rate. During the quarter, interest rates rose across the maturity spectrum with intermediate rates increasing the most. The yield on the thirty-year U.S. Treasury bond rose over 40 basis points in the first quarter to 7.09% while rates on two- and five-year U.S. Treasury notes were up over 50 basis points for the same period.

Higher rates meant lower prices for the Fund's securities with the prices of longer-duration (a measure of a bond's price sensitivity to changes in interest rates) bonds falling more than shorter ones. The Fund has a higher percentage of bonds with long durations relative to the overall market, so the price decline in the Fund was modestly greater than that in the LBAG. This price decline was only partly offset by the income from the Fund's holdings, resulting in a negative total return for the quarter.

Total Return: A Review

Given the difficult market environment of the past year, we thought that a review of the sources of return for fixed income portfolios would be both informative and timely. A fixed income investment has three sources of return: the change in the price of the security over a given period, the coupon income that the security provides, and the reinvestment of the bond's coupon. A bond's price will change if there is a change in the overall level of interest rates, or a change in the required yield that is specific to the bond or its issuer. Since price changes can be positive or negative, the price change component can increase or reduce a security's total return. Importantly, the income stream provided by a bond is a full-time positive contributor to the total return of a bond and, by extension, a bond fund.

As we have stated many times in the past, the price change of a bond fund can overwhelm its income over shorter time periods. To use the most recent quarter as an example: a fairly dramatic rise in interest rates (in this case around 50 basis points, or half of a percentage point) resulted in an average price decline of approximately 2.5% on the Fund's holdings. The annual yield on the Fund's securities at the beginning of this quarter was roughly 7%, equating to quarterly income before management fees and expenses of about 1.75%. In this case the 2.5% price decline was greater than the 1.75% income generated by the Fund's securities, resulting in the negative total return for this quarter.

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                                       1

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

Over longer time horizons, however, the income component of total return will tend to be more important than the price change component. To continue the above example, if this same interest rate rise (i.e., 50 basis points) occurred over the space of an entire year, rather than three months, the Fund's annual income of roughly 7% would more than offset the 2.5% price decrease and create a modest positive total return. For longer periods, such as our three-to-five year investment horizon, the income component of total return becomes even more important as the effect of compounding (interest on interest) begins to play out. It is important to note that this analysis assumes the reinvestment of income. Of course, the Fund's actual returns will vary with changes in market conditions.

Given the importance of income to the long-term total return of fixed income securities, we focus much of our energy on building a relatively high and stable yield for the Fund. To accomplish this we use our research and analytic capabilities to identify securities, be they corporate, mortgage-backed, or others, which will add to the yield of the Fund without incurring significant risk of principal loss. An example of this opportunistic and deliberate search for yield is the recent addition to the Fund of several "Trust-Preferred Securities."

New Investment: Trust-Preferred Securities

The Fund's holdings of Trust-Preferreds are from three issuers: BankAmerica, Citicorp, and J.P. Morgan. These securities have both fixed interest payment schedules and maturity dates, and offer investors an attractive yield premium relative to more traditional unsecured debt from the same issuers. This additional yield is due primarily to the unique structure of these securities, rather than credit-related risk. As such, we believe that the additional 25 to 40 basis points of yield that they offer over the straight debt of the same issuers is more than adequate compensation for this structure.

In Closing

We will continue to emphasize the income component of total return by using our research capabilities to build a stable, high quality portfolio with a higher-than-market yield. Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

                                             For the Board of Directors,

                                             /s/ A. Horton Shapiro

April 29, 1997                               A. Horton Shapiro, President

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                                       2

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

Objective   The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of primarily high quality bonds and other fixed income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.




Investment Performance Since Inception                   through March 31, 1997
--------------------------------------------------------------------------------
       Comparison of change in value of a $10,000 investment in the Dodge & Cox
       Income Fund and the LBAG Index

                           [LINE GRAPH APPEARS HERE]

                                Dodge & Cox                   LBAG
                                Income Fund                   INDEX
                                -----------                   ------
01/01/89                             10,000                   10,000
12/31/89                             11,411                   11,455
12/31/90                             12,256                   12,482
12/31/91                             14,451                   14,479
12/31/92                             15,581                   15,550
12/31/93                             17,350                   17,067
12/31/94                             16,848                   16,568
12/31/95                             20,252                   19,630
12/31/96                             20,988                   20,339
03/31/97                             20,825                   20,226


Average annual total
 return for periods ended                                   8.25 Years
 March 31, 1997                 1 Year   5 Years        (Since Inception)
--------------------------------------------------------------------------------
Dodge & Cox Income Fund         4.99%     7.93%              9.30%
Lehman Brothers Aggregate
 Bond Index                     4.91      7.19               8.47


The chart covers the period from January 1, 1989 to March 31, 1997. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gains distributions. The LBAG Index is a broad-based, unmanaged measure of U.S. dollar-denominated investment grade rated securities, including U.S. Government, corporate, asset-backed and mortgage-backed issues. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                                       3

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

Fund Information                                                  March 31, 1997
--------------------------------------------------------------------------------


General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                      $11.41
Total Net Assets (millions)                                    $  563
1996 Expense Ratio                                               0.50%
1996 Portfolio Turnover                                            37%
30 Day SEC Yield*                                                6.77%
Distributions to Shareholders
  of Record 3/26/97 (per share):                       $0.18 Dividend
Fund Inception Date                                              1989


Investment Manager:  Dodge & Cox, San Francisco.
Managed by ten member Bond Strategy Committee, with members' average tenure at Dodge & Cox of 11 years.


Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                    84
Average Quality                                                   AA+
Average Maturity                                           12.8 years
Effective Duration                                         5.21 years



Moody's/Standard & Poor's
Quality Ratings                                                % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                            61.0
Aaa/AAA                                                           4.3
Aa/AA                                                             4.0
A/A                                                              19.7
Baa/BBB                                                           7.9
Ba/BB                                                             0.4
Short Term Investments                                            2.7


Asset Allocation
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Bonds:                           97.3%
Short Term Investments:           2.7%



Sector Breakdown                                % of Fund
--------------------------------------------------------------------------------
U.S Treasury and Government Agency                   20.0
Federal Agency CMOs and REMICs+                      20.6
Federal Agency Mortgage Pass-Through                 20.4
Corporate                                            29.7
Foreign, U.S. Dollar-denominated                      6.6
Short Term Investments                                2.7


     +Collateralized Mortgage Obligation and
      Real Estate Mortgage Investment Conduit


Maturity Breakdown:
Years to Maturity                                 % of Fund
--------------------------------------------------------------------------------
0-1 years                                             2.9
1-5                                                  38.9
5-10                                                 25.2
10-15                                                 6.8
15-20                                                 3.9
20-25                                                 7.3
25 and Over                                          15.0


* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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                                       4

                                  DODGE & COX
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                                  Income Fund


Portfolio of Investments                                         March 31, 1997
--------------------------------------------------------------------------------



                                                      PERCENTAGE OF FUND
BONDS:                                                      97.3%

U.S. TREASURY & GOV'T. AGENCY:                              20.0%

FEDERAL AGENCY CMOs & REMICs*:                              20.6%

FEDERAL AGENCY MTG. PASS-THROUGH:                           20.4%

CORPORATE:                                                  29.7%
INDUSTRIAL:                                                 15.7%
  Lockheed Martin Corp., various securities ...............  2.7
  Walt Disney Co. Debentures 7.55%, 2093, Callable 2023....  2.5
  Dayton-Hudson Corp., various securities .................  2.4
  May Department Stores, various securities ...............  2.2
  General Motors Corp. Debentures 7.70%, 2016 .............  1.6
  Ford Motor Co. Debentures 9.95%, 2032 ...................  1.4
  Time Warner Entertainment Sr. Debentures 8 3/8%, 2033 ...  1.4
  Ford Holdings, Inc. Debentures 9 3/8%, 2020 .............  1.0
  Union Camp Corp. Debentures 9 1/4%, 2011 ................  0.5

FINANCE:                                                    12.2%
  Norwest Corp., various securities .......................  2.7
  ITT Hartford Group, various securities ..................  2.1
  General Electric Capital, various securities ............  1.8
  GMAC Put Notes 8 7/8%, 2010, Putable 2000/2005 ..........  1.6
  BankAmerica Capital II, 8%, 2026, Callable 2006+ ........  1.0
  Citicorp Capital Trust, various securities+ .............  1.0
  J.P. Morgan Capital Trust I, 7.54%, 2027, Callable 2007+.  1.0
  First Nationwide Bank Subordinated Debentures 10%, 2006..  0.4
  Barclays No. American Capital 9 3/4%, 2021, Callable 2001  0.3
  CIGNA Corp. Notes 7.65%, 2023 ...........................  0.2
  Banamex Export Funding Corp. 5.74%, 1997.................  0.1

TRANSPORTATION:                                              1.5%
  Consolidated Rail Corp. Debentures 9 3/4%, 2020 .........  1.2
  Seaboard Coast Line Railroad Equipment 11 1/4%, 1999 ....  0.2
  Norfolk & Western Railroad Equipment 10 1/8%, 2000 ......  0.1

UTILITIES:                                                   0.3%
  Idaho Power Co. 1st Mtg. 9 1/2%, 2021, Callable 2001 ....  0.3

FOREIGN, U.S. DOLLAR-denominated:                            6.6%
CANADIAN CORPORATE:                                          4.4%
  Hydro-Quebec, various securities ........................  3.0
  Canadian Pacific Ltd. Debentures 9.45%, 2021 ............  1.4

INTERNATIONAL AGENCY:                                        2.2%
  Inter-American Dev. Bank 7 1/8%, 2023, Callable 2003 ....  1.4
  European Investment Bank 10 1/8%, 2000 ..................  0.8

SHORT-TERM INVESTMENTS:                                      5.2%

OTHER ASSETS LESS LIABILITIES:                              (2.5%)

TOTAL NET ASSETS:                                          100.0%


* Collateralized Mortgage Obligation and
  Real Estate Mortgage Investment Conduit
+ Cumulative Preferred Securities

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK


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                                       6

                                  DODGE & COX
======================================---=======================================
                                  Income Fund

General Information
--------------------------------------------------------------------------------

Investment Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund.

No-Load Fund

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or rule 12b-1 plan distribution charges.

Gifts

Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

Shareholder Inquiries

Fund literature and details on all of these Plans are available from the Fund upon request.


             Dodge & Cox Income Fund
             c/o Firstar Trust Company
             P.O. Box 701
             Milwaukee, Wisconsin 53201-0701
             (800) 621-3979

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